Exhibit 99.1

TRANSDIGM ANNOUNCES SECOND QUARTER CONFERENCE CALL

Cleveland, Ohio, May 17, 2005 — On Thursday, May 12, 2005, TransDigm Inc. filed Form 10-Q with the SEC for the second quarter ended April 2, 2005.

TransDigm will hold a conference call on Thursday, June 2nd at 11:00 AM Eastern Time to discuss its second quarter 2005 results. Individuals wishing to participate in the conference call should dial 888.855.5487. A replay will be available beginning 2:00 PM on Thursday, June 2nd through 11:59 PM Thursday, June 9th. To access the replay dial 888.203.1112 the passcode is 6437759.

TransDigm is a leading supplier of proprietary, highly engineered power systems and airframe components servicing the aerospace industry. Major products include ignition systems and components, gear pumps, electromechanical controls, actuators, batteries/chargers, engineered connectors and latches and lavatory hardware.

Any questions please contact Eileen M. Fallon at TransDigm 216.706.2939.